GENERAL	6 Months Ended
Jun. 30, 2025
General
GENERAL

NOTE 1: GENERAL

a.	A general description of the Company and its activity:

BrainsWay Ltd. (the “Company”) is a leader in advanced non-invasive neurostimulation treatments for mental health disorders. The Company is advancing neuroscience with its proprietary Deep Transcranial Magnetic Stimulation (Deep TMS™) platform technology to improve health and transform lives. The Company has obtained from the U.S. Food and Drug Administration (FDA) three cleared indications backed by pivotal studies demonstrating clinically proven efficacy. Current indications include MDD (Major Depressive Disorder), obsessive-compulsive disorder (OCD), and smoking addiction.

The Company received its first commercial Deep TMS product clearance from the FDA in 2013, for the treatment of MDD in adult patients who have failed to achieve satisfactory improvement from anti-depressant medication. In April 2021, the Company received FDA clearance for a shorter innovative MDD treatment and in August 2021, the Company received an additional clearance from the FDA for expansion of the existing MDD clearance to include the non-invasive treatment of anxiety symptoms. In 2022, the Company extended its FDA clearance for MDD (including anxious depression) to our H7 Coil, also via the 510(k) process. In May 2024, the FDA cleared an expansion of the Company’s MDD clearance allowing for the treatment of patients with late life depression. The expanded clearance covers MDD patients ages 22 to 86, changing the previous upper age limit of 68.

The Company received de novo clearance from the FDA in August 2018 for use of its Deep TMS as an adjunct therapy for adult patients suffering from OCD, and a clearance from the FDA in August 2020 for use of its Deep TMS system as an aid in short-term smoking cessation in adults.

The Company and its wholly owned subsidiaries, BrainsWay, Inc. (“Inc”), Brain R&D Services Ltd. (“Brain R&D”), BrainsWay USA Inc (“USA Inc”) and Tikva LLC (“Tikva”), (collectively the “Group”) derive revenues from the sale and lease of its systems and from related services.

b.	Tikva LLC, a wholly owned subsidiary of Brainsway Inc., formed in Delaware in 2025 in order to facilitate certain strategic investments in the U.S.

c.	The Company has a net profit of $3,134 for the six months ended June 30, 2025. The company’s management and board of directors believe that the Company has sufficient funding to finance its business activity according to its plans in the foreseeable future.

d.	These unaudited consolidated interim financial statements have been prepared in a condensed format as of June 30, 2025, and for the periods of six months then ended (the “interim consolidated financial statements”). The interim consolidated financial statements should be read in conjunction with the Company's audited annual consolidated financial statements as of December 31, 2024, and for the year then ended and accompanying notes (“annual consolidated financial statements”).

e.	U.S. President Trump’s tariff plan:

In April 2025, the Trump Administration announced a government plan which imposes reciprocal tariffs on the import of goods from numerous countries into the U.S. The overall tariff on the import of goods from Israel to the U.S. is 17%. The tariff applies solely to the import of goods and not to the import of services. While the Company does not believe that its first half 2025 financial results were materially affected by these developments, economic uncertainty may have an impact on the Company’s market and sales in the USA. If substantial tariffs remain in place, the Company may begin to see a reduction in US sales and in US revenues. Although the impact of the tariffs is difficult to predict with any certainty, the Company is actively evaluating its options and potential steps that may mitigate the impact of such trade-related circumstances and the impact of trade policy changes on future results remains uncertain.